                                                                  EXHIBIT 10.19


             THE OPTION REPRESENTED BY THIS AGREEMENT HAS NOT BEEN
          REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE
              "ACT"), OR ANY STATE SECURITIES LAWS AND MAY NOT BE
             TRANSFERRED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR
         OTHERWISE DISPOSED OF UNLESS (A) SUCH TRANSFER IS PURSUANT TO
           AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND ANY
           APPLICABLE STATE SECURITIES LAWS, OR (B) OPTIONOR HAS BEEN
            FURNISHED WITH A SATISFACTORY OPINION OF COUNSEL FOR THE
           HOLDER THAT SUCH TRANSFER IS EXEMPT FROM THE PROVISIONS OF
          SECTION 5 OF THE ACT, THE RULES AND REGULATIONS THEREUNDER
                   AND ANY APPLICABLE STATE SECURITIES LAWS.



                                OPTION AGREEMENT
                                ----------------

     THIS AGREEMENT, dated as of December 12, 1988, is made by and among Toxi-Lab, Inc., a California corporation ("Optionor"), and Donald W. Jones, M.D. and Julie E. Jones, husband and wife (collectively, "Optionee"):

     A. C. Michael O'Donnell, acting on behalf of Optionor, and Optionee have entered into that certain Agreement, dated as of October 18, 1988 (the "Modification Agreement").

     B. Optionor has, by unanimous written consent of its Board of Directors, adopted and ratified the Modification Agreement.

     C. Section 4 of the Modification Agreement provides that, prior to the consummation of the acquisition by Optionor of substantially all the assets and certain of the liabilities of the Analytical Systems Division of Marion Laboratories, Inc. (the "Acquisition") Optionor will enter into an agreement with Optionee providing Optionee with an option to purchase shares of Common Stock, par value $.01 per share, of Optionor (the "Common Stock").

                                   AGREEMENT
                                   ---------

     In consideration of the covenants and agreements contained in the Modification Agreement and in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, Optionor and Optionee agree as follows:

I.   DEFINITIONS

     Whenever the following terms are used in this Agreement, they shall have the meaning specified below unless the context clearly indicates to the contrary. All other capitalized terms used herein shall have the meanings assigned to such terms elsewhere in this Agreement.

     1.1 Board of Directors. "Board of Directors" or "Board" shall mean the Board of Directors of Optionor.

     1.2 Code. "Code" shall mean the Internal Revenue Code of 1986, as amended.

     1.3 Securities Act. "Securities Act" shall mean the Securities Act of 1933, as amended, or any successor or similar federal statute, and the applicable rules and regulations thereunder.

II.  THE OPTION

     2.1 Grant of Option. Upon the terms and subject to the conditions of this Agreement, Optionor grants to Optionee the option to purchase 20,690 shares of Common Stock (the "Option") for an aggregate of $20,690 (the "Exercise Price").

     2.2 Adjustments in Option. In the event that the shares of Common Stock subject to the Option are changed into or exchanged for a different number or kind of shares of Optionor or other securities of Optionor by reason of merger, consolidation, recapitalization, reclassification, stock split-up, stock dividend or combination of shares, or similar transaction, the Option shall be adjusted so that after such event Optionee's proportionate interest shall be maintained as before the occurrence of such event. Such adjustment in the Option shall be made without change in the Exercise Price as set forth in Section 2.1 hereof.

     2.3  Modification of Option.

          (a) Except as otherwise provided in this Agreement, the Option granted by this Agreement may be modified in any manner at any time only by express written agreement between Optionor and Optionee.

          (b) The Option shall be subject in all events to the condition that, if at any time the Board of Directors shall determine, in its discretion, that the listing, registration or qualification of any of Optionor's securities upon any securities exchange or under any law, regulation or other requirement of any governmental authority is necessary or desirable, or that any consent or approval from any governmental authority is necessary or desirable, then Optionor may modify the terms of the Option granted under this Agreement, with the written consent of Optionee, which consent shall not be unreasonably withheld in order to



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

improve Optionor's ability to obtain such listing, registration, qualification, consent or approval; provided, however, that except as provided in Section 2.2 hereof, Optionor may not change the Exercise Price or the number of shares issuable upon the exercise of the Option.

     (c) The Option shall be subject to the condition that such Option may not be exercised if Optionor determines in good faith based upon advice of legal counsel advising Optionor on securities law matters ("Securities Counsel"), that the sale of the shares of Common Stock issuable upon the exercise of the Option (the "Option Shares") may violate the Securities Act or any other law or requirement of any governmental authority. Except as provided in Section 4.2 hereof, Optionor shall not be deemed, by reason of the granting of the Option, to have any obligation to register the Option Shares under the Securities Act or under the securities laws of any state or to maintain in effect any registration of the Option Shares which may be made at any time under such laws. Notwithstanding the foregoing, if the sale of the Option Shares requires qualification or another procedure in order to comply with applicable state securities laws, Optionor shall use all reasonable efforts to comply with such procedure; provided, however, that Optionor shall not be required to prepare any disclosure documents in connection with such procedure.

     2.4 Period of Exercisability. The Option shall be exercisable by Optionee at any time on or after the date on



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
which the Acquisition is consummated (the "Closing Date") and shall continue to be exercisable by Optionee at any time until the fifth anniversary of the Closing Date, but may not be exercised thereafter. Notwithstanding the foregoing, if Optionor determines that sale of Option Shares may violate the Securities Act or other law as provided in Section 2.4(c) hereof, then the Option shall continue to be exercisable until 60 days after such legal impediment is no longer applicable, but in no event for more than 3 years. Notwithstanding the foregoing, the Option shall not be exercisable after a registration statement under the Securities Act relating to an initial public offering of Optionor's capital stock becomes effective.

     2.5 Manner of Exercises. The Option may not be exercised in part. The Option may be exercised only by the delivery to the Secretary of Optionor at the address set forth on the signature page hereof of all of the following prior to the time when the Option becomes unexercisable under Section 2.4 hereof. The Option shall be deemed to have been exercised on the date on which all of the following have actually been received by Optionor:

          (a) Notice in writing signed by Optionee or any person then entitled to exercise the Option, stating that the Option is thereby exercised.

          (b) Full payment (in cash or by check) of the Exercise Price.



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

          (c) Such representations and documents as Optionor, in good faith upon the advice of its Securities Counsel, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal or state securities laws or regulations. The Optionor, may in good faith upon the advice of its Securities Counsel, also take whatever additional actions it determines are necessary to effect such compliance including, without limitation, placing legends on share certificates and issuing stop transfer orders to transfer agents and registrars.

     2.6 Conditions to Transfer of Stock Certificates. The Option Shares shall be free and clear of any security interest, claim, lien or other encumberance and shall be fully paid and nonassessable. Optionor shall transfer and deliver a certificate representing the Option Shares as soon as practicable after the fulfillment of all of the conditions set forth below; however, Optionor shall not be required to transfer or deliver said certificate prior to the fulfillment of the following conditions:

          (a) The admission of the Option Shares to listing on all stock exchanges on which such class of stock is then listed;

          (b) The completion of any registration or other qualification of the Option Shares under any state or federal law or under rulings or regulations of the Securities and Exchange Commission or of any other governmental regulatory body, which Optionor shall, in good faith upon the



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
advice of Securities Counsel, determine is necessary or advisable; and

          (c) The obtaining of any approval or other clearance from any state or federal governmental agency which Optionor shall, in good faith upon the advice of Securities Counsel, determine to be necessary or advisable.

     2.7 Rights as Shareholder. Optionee shall not be, nor have any of the rights or privileges of, a shareholder of Optionor with respect to the Option Shares unless and until the provisions of Sections 2.5 and 2.6 hereof have been satisfied. Notwithstanding the foregoing, Optionor shall provide or make available to Optionee for so long as the Option has not been exercised and has not expired by its terms, on a quarterly basis, financial and other information comparable to the information Optionor is, or would be, required to provide to its shareholders pursuant to Section 13 or 15(d) of the Securities Act of 1934, as amended.

III. OPTIONEE'S REPRESENTATIONS, WARRANTIES AND AGREEMENTS

     3.1 No Resales. Optionee hereby represents and warrants that Optionee is acquiring the Option and the Option Shares for investment solely for Optionee's own account and not with a view to, or for resale in connection with, the distribution or other disposition thereof. Optionee agrees and acknowledges that Optionee will not, directly or indirectly, offer, transfer, sell, assign, pledge, hypothecate or otherwise dispose of (hereinafter "Transfer") the Option or any of the Option Shares unless (i) such


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
Transfer is pursuant to an effective registration statement under the Securities Act and complies with any applicable state securities laws, or (ii) counsel for Optionee (which counsel shall be acceptable to Optionor) shall have furnished Optionor with an opinion, satisfactory in form and substance to Optionor, to the effect that no such registration is required because of the availability of an exemption from registration under the Securities Act and that the Transfer is exempt from any applicable state securities laws. No Transfer of the Option or any Option Shares in violation of this Agreement shall be made or recorded on the books of Optionor, and any such Transfer shall be void and of no effect.

     3.2 Legend. Each certificate representing shares of Option Shares shall bear the following legend:

        "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE 'ACT'), OR ANY STATE SECURITIES LAW AND MAY NOT BE TRANSFERRED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS (A) SUCH TRANSFER IS PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (B) THE COMPANY HAS BEEN FURNISHED WITH A SATISFACTORY OPINION OF COUNSEL FOR THE HOLDER THAT SUCH
        TRANSFER IS EXEMPT FROM THE PROVISIONS OF SECTION 5 OF THE ACT, THE RULES AND REGULATIONS IN EFFECT THEREUNDER AND ANY APPLICABLE STATE SECURITIES LAWS."

     3.3 Securities Unregistered. Optionee acknowledges that Optionee has been advised that:

          (a) except as provided in Section 4.2 hereof, neither the Option nor the Option Shares have been, or will



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
be, registered under the Securities Act or qualified under the applicable securities laws of any state.

          (b) the Option and the Option Shares must be held indefinitely and Optionee must continue to bear the economic risk of the investment in the Option and the Option Shares unless they are subsequently registered under the Securities Act and qualified under applicable state securities laws or an exemption from such registration or qualification is available;

          (c) it is not anticipated that there will be any public market for the Option or the Option Shares;

          (d) Rule 144 promulgated under the Securities Act ("Rule 144") is not presently available with respect to the sales of any securities of the Company, and the Company has made no covenant to make Rule 144 available;

          (e) When and if the Option or the Option Shares may be disposed of without registration in reliance on Rule 144, such disposition can be made only in limited amounts in accordance with the terms and conditions of Rule 144;

          (f) if the Rule 144 exemption is not available, public sale without registration will require compliance with Regulation A promulgated under the Securities Act or some other exemption under the Securities Act and compliance with applicable state securities laws;

          (g) a restrictive legend in the form heretofore set forth shall be placed on the certificates representing the Option Shares; and



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
          (h) a notation shall be made in the appropriate records of Optionor indicating that the Option and the Option Shares are subject to restrictions on transfer and, if Optionor should at some time in the future engage the services of a transfer agent, appropriate transfer restrictions will be issued to such transfer agent with respect to the Option and the Option Shares.

     3.4 Compliance with Rule 144. If the Option or any of the Option Shares are disposed of in accordance with Rule 144, Optionee shall deliver to Optionor at or prior to the time of such disposition an executed copy of Form 144 (if required by Rule 144) and such other documentation as Optionor may reasonably require in connection with such sale.

     3.5 Standstill Agreement. Optionee agrees that, if any shares of the capital stock of Optionor are offered to the public pursuant to an effective registration statement under the Securities Act, Optionee will not effect any public sale or distribution of the Option or any of the Option Shares (including a sale pursuant to Rule 144) not covered by such registration statement during the ten-day period prior to, and the 90-day period beginning on, the effective date of such registration statement (and Optionor agrees to cause each holder of its Common Stock purchased from Optionor other than a public offering to so agree).

     3.6 Additional Representations. Optionee further represents and warrants that:



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          (a) Optionee has been given the opportunity to obtain any information or documents and to ask questions and receive answers about such documents, Optionor and the business and prospects of Optionor which Optionee deems necessary to evaluate the merits and risks related to Optionee's investment in the Option and the Option shares;

          (b) Optionee's financial condition is such that Optionee can afford to bear the economic risk of holding the unregistered Option and Option Shares for an indefinite period of time and has adequate means for providing for Optionee's current needs and contingencies;

          (c) Optionee can afford to suffer a complete loss of Optionee's investment in the Option and the Option Shares;

          (d) all information which Optionee has provided to Optionor concerning Optionee and Optionee's financial position is correct and complete as of the date of this Agreement;

          (e) Optionee understands and has taken cognizance of all risk factors related to the purchase of the Option and the Option Shares;

          (f) Optionee is an "Accredited Investor" as that term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act;

          (g) Optionee's knowledge and experience in financial and business matters are such that Optionee is capable of evaluating the merits and risks of Optionee's investment in the Option and the Option Shares.


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

     (h) either (i) Optionee has a "preexisting personal or business relationship" with the Optionor or any of its officers, directors or controlling persons, or (ii) by reason of Optionee's business or financial experience or the business or financial experience of Optionee's "professional advisors" who are unaffiliated with, and who are not compensated by, Optionor or any affiliate of Optionor, Optionee has the capacity to protect Optionee's own interests in connection with the investment in the Option and the Option Shares; and

     (i) This Agreement has been executed and delivered by Optionee and is the valid and binding obligation of Optionee, enforceable against Optionee in accordance with its terms, except for (i) the effect of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting the rights of creditors generally, and (ii) limitations imposed by federal or state law or equitable principles upon the specific enforceability of any of the remedies, covenants or other provisions of this Agreement and upon the availability of injunctive relief or other equitable remedies.

     For purposes of Section 3.6(h) hereof, a "preexisting personal or business relationship" includes any relationship consisting of personal or business contacts of a nature and duration such as would enable a reasonably prudent person to be aware of the character, business acumen and


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

general business and financial circumstances of the person with whom such relationship exists and a "professional advisor" is (a) a person who, as a regular part of that person's business, is customarily relied upon by others for investment recommendations or decisions and who is customarily compensated for those services, (b) an attorney, or (c) a certified public accountant. Optionee must advise Optionor of his designated "professional advisor" in order to rely upon the "professional advisor" in making the representation set forth in Section 3.6(h) hereof.

IV.  MISCELLANEOUS

     4.1 Optionor's Representations and Warranties. Optionor represents and warrants to Optionee that:

          (a) Organization, Standing and Qualification. Optionor is a corporation duly organized, validly existing and in good standing under the laws of the State of California; has all requisite power and authority to own or lease and operate its properties and to carry on its business as now conducted and as proposed to be conducted; and is duly qualified or licensed to do business as a foreign corporation in good standing in all jurisdictions in which it owns or leases property or in which the conduct of its business requires it to so qualify to be licensed, except for such jurisdictions where the failure to so qualify or be licensed would not have a material adverse effect on the business or financial condition of Optionor.


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

          (b) Authority. Optionor has all requisite power and authority to enter into and perform all of its obligations under this Agreement, to issue the Option and the Option Shares and to carry out the transactions contemplated hereby.

          (c) Due Authorization. Optionor has taken all corporate actions necessary to authorize it to enter into and perform its obligations under this Agreement and to consummate the transactions contemplated hereby. This Agreement is the legal, valid and binding obligation of Optionor, enforceable in accordance with its respective terms, except for (i) the effect upon this Agreement of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting the rights of creditors generally, and (ii) limitations imposed by federal or state laws or equitable principles upon the specific enforceability of any of the remedies, covenants and other provisions of this Agreement and upon the availability of injunctive relief or other equitable remedy.

          (d) Capitalization. The authorized capital stock of the Company on the date hereof consists of 4,000 shares of Series A Redeemable Preferred Stock, par value $.01 per share, 14,000 shares of Convertible Preferred Stock, par value $.01 per share (the "Convertible Preferred Stock"), and 766,283 shares of Common Stock. Prior to the issuance of the Option described herein, 100 shares of Common Stock and


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

no shares of either series of Preferred Stock were issued and outstanding. The Option Shares (i) are duly authorized by Optionor's Restated Articles of Incorporation; (ii) have been duly authorized to be issued by Optionor's Board of Directors; (iii) will, upon payment therefor in accordance with the terms of the Option, be duly and validly issued, fully paid and nonassessable; (iv) have been reserved for issuance pursuant to the terms of the Option; and (v) represent approximately 3% of the shares of Common Stock on a fully diluted basis after giving effect to the exercise of the Option and the SPNB Warrant (as hereinafter defined) and the conversion of the Convertible Preferred Stock.

     Except for the Convertible Preferred Stock, the Warrant, dated December 12, 1988, in favor of Security Pacific National Bank (the "SPNB Warrant"), the Warrant Purchase Agreement, dated December 12, 1988, between the Optionor and Security Pacific National Bank, and the Option, (i) there are no outstanding subscriptions, warrants, options, calls or commitments of any character relating to or entitling any person to purchase or otherwise acquire any capital stock of Optionor, and (ii) there are no obligations or securities convertible into or exchangeable or exercisable for shares of any capital stock of Optionor or any commitments of any character relating to or entitling any person to purchase or otherwise acquire any such obligations or securities.


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

     4.2 "Piggyback" Registration Rights.

          (a) Right to Piggyback. If at any time Optionor proposes to file a registration statement under the Securities Act with respect to its Common Stock or securities convertible or exchangeable into its Common Stock (other than a registration statement (i) on Form S-8 or any successor form to such Form or (ii) filed in connection with an exchange offer or an offering of its Common Stock or of securities convertible or exchangeable into its Common Stock made solely to its existing stockholders in connection with a rights offering or solely to employees of the Company), whether or not for its own account including pursuant to a demand registration under that certain Registration Rights Agreement (the "Registration Rights Agreement"), dated as of December 12, 1988, between Optionor, Security Pacific National Bank, First Interstate Capital, Inc. and Birch Street Partners (an "Investor Demand"), then Optionor shall give written notice of such proposed filing to Optionee at least 15 days before the anticipated filing date. Such notice shall offer Optionee the opportunity to register such amount of Option Shares as Optionee may request (a "Piggyback Registration"). Subject to Section 4.2(b) hereof, Optionor shall include in each such Piggyback Registration all Option Shares of Optionee with respect to which Optionor received a written request for inclusion therein within 10 days after notice has been duly given Optionee.


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

          (b) Priority on Piggyback Registrations. Optionor shall cause the managing underwriter or underwriters of a proposed underwritten offering to permit Optionee to include all Option Shares requested to be included in the Piggyback Registration in such offering on the same terms and conditions as the other Common Stock of Optionor included therein. Notwithstanding the foregoing, if the managing underwriter or underwriters of such offering deliver(s) a written opinion to Optionee that the total number of securities which Optionee, Optionor, and any other persons or entities having registration rights, intend to include in such offering is such as to materially and adversely affect the success of such offering, then (i) if the Piggyback Registration is an Investor Demand, the Registration Expenses (as defined in the Registration Rights Agreement) for which are being paid by the Company, the number of securities to be offered in the Piggyback Registration for the account of all persons and entities, including Optionor (other than First Interstate Capital, Inc., Birch Street Partners and Security Pacific National Bank) shall be reduced or limited pro rata in proportion to the respective number of securities requested to be included in such registration to the extent necessary to reduce the total number of securities to be included in such offering to the number recommended by such managing underwriter or underwriters and (ii) in all other cases, the number of securities to be offered in the Piggyback Registration for the account of all persons and


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entities (other than Optionor) shall be reduced or limited pro rata in proportion to the respective number of securities required to be registered to the extent necessary to reduce the total number of securities to be included in such offering to the number recommended by such managing underwriter or underwriters.

     4.3 Notices. Any notice required or desired to be served, given or delivered hereunder shall be deemed to be validly served, given or delivered when personally delivered or five (5) days after the deposit thereof in the United States registered or certified mail, postage prepaid, and addressed to the party to be notified at the address given beneath its signature hereto. Any address of any party may be changed by written notice to the other parties.

     4.4 Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto, their personal representatives, heirs, legatees, successors and assigns as herein provided, whether or not (and as if) any such person or entity shall have executed a separate instrument agreeing to be bound thereby.

     4.5 Amendment. This Agreement may not be amended or terminated except by a written agreement between Optionor and Optionee.

     4.6 Partial Invalidity; Headings; Governing Law. If any part of this Agreement shall be held invalid for any reason, the remainder of this Agreement shall continue in full force and effect. Headings are used herein for


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

convenience only and shall not affect the meaning of any provisions hereof. This Agreement shall be construed in accordance with the laws of the State of California.

     4.7 Costs and Expenses. In any action by either party hereto to enforce this Agreement, the prevailing party shall be entitled to recover reasonable attorneys' fees.

     4.8 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties have caused this instrument to be duly executed as of the date first listed above.


                                          TOXI-LAB, INC.


                                          By:  /s/
                                          --------------------------------------
                                          Its:

                                          Address:

                                             2 Goodyear
                                             Irvine, California 92718
                                             Attention: Secretary


                                          /s/ DONALD W. JONES, M.D.
                                          --------------------------------------
                                              Donald W. Jones, M.D.


                                          /s/ JULIE E. JONES
                                          --------------------------------------
                                              Julie E. Jones

                                          Address:

                                             511 Chino Canyon Road,
                                             Palm Springs, CA 92262


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